SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): January 22, 2007

THE BLACKHAWK FUND
(Exact name of registrant as specified in its charter)

   Nevada                                                                         000-49672                                                                     88-0408213
                                                 (State of incorporation)                                                    (Commission File No.)                                                    (IRS Employer ID No.)

1802 N. Carson Street, Suite 212, Carson City, Nevada 89701
(Address of principal executive offices, including zip code)

(775) 887-0670
(Registrant's telephone number, including area code)

(NONE)
(Former Name, Address and Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) (i) On January 22, 2007, we dismissed Malone & Bailey, PC, of Houston, Texas as our principal independent auditors.

The reports of Malone & Bailey on our financial statements for the fiscal years ended December 31, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. The audit report for the fiscal year ended December 31, 2005 was modified as to the uncertainty regarding Registrant’s ability to continue as a going concern because of our recurring losses from operations and net capital deficiency; however, the audited financial statements for the fiscal year ended December 31, 2005 did not include any adjustments that might have resulted from the outcome of this uncertainty.

The decision to dismiss Malone & Bailey, PC was recommended and approved by our board of directors.

During the fiscal years ended December 31, 2004 and 2005, and the subsequent interim periods through January 22, 2007, the date of the dismissal of Malone & Bailey, PC, we did not have any disagreement with Malone & Bailey, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

From the date of engagement of Malone & Bailey, PC, in June 2004, through the date of their dismissal on January 22, 2007, there were no disagreements with them on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to their satisfaction, would have caused them to make reference to the subject matter in connection with its reports and/or reviews of our consolidated financial statements during the periods reported on by them, and none of the reportable events described in Item 304(a)(1)(iv) of Regulation S-B occurred.

We have provided our former auditors, Malone & Bailey, PC, with a copy of this report and have requested they furnish a letter addressed to the Commission stating whether they agree with the statements made by us within this report and, if not, stating the respects in which they do not agree. The letter of Malone & Bailey, PC is attached hereto as Exhibit 16.

(a) (ii) On January 22, 2007, we engaged the services of E. Randall Gruber, CPA, PC, of Lake Saint Louis, Missouri, a PCAOB registered firm, as our principal accountant to audit and certify our financial statements for the fiscal year ended December 31, 2006.

The decision to engage E. Randall Gruber, CPA, PC, was recommended and approved by our board of directors.

During our two most recent fiscal years and/or any subsequent interim period prior to the engagement of E. Randall Gruber, CPA, PC, neither we nor anyone on our behalf consulted with E. Randall Gruber, CPA, PC regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements. No written or oral advice was provided that was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issues; and (ii) there were no matters that were the subject of a disagreement or event identified in response to paragraph (a)(1)(iv) of this Item, and, therefore, none were discussed with the new accounting firm.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

c) Exhibits:

Exhibit No.   Description

16    Letter from Malone & Bailey, PC dated January 24, 2007

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Blackhawk Fund,
a Nevada corporation

Date: January 24, 2007                                                                                        By /s/ Steve Bonenberger
Steve Bonenberger, President, Chief
Executive Officer and Director

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